SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In January 2016, we took delivery of Golden Barnet, Golden Bexley, Golden Scape and Golden Swift. Final installments of $112.6 million, in aggregate, were paid and $117.2 million was drawn down in debt.

In February 2016, we took delivery of, and simultaneously sold (further to a prior agreement), the Front Caribbean and chartered the vessel in for a period of twelve months. The final installment of $33.4 million was paid upon delivery and sales proceeds of $46.2 million were received at the same time. There was no related debt.

In January 2016, we prepaid $4.2 million, in aggregate, on two loan facilities in order to comply with year end minimum value covenant requirements. All other agreements were in compliance with this covenant and other covenants at December 31, 2015.

In February 2016, we agreed with our lenders to amend certain of the terms on the $420.0 million term loan facility, $425.0 million senior secured post-delivery term facility, $33.93 million credit facility, $82.5 million credit facility and the $284.0 million credit facility, or the Loan Facilities. For the period from April 1, 2016 to September 30, 2018 there will be no repayments on these facilities, the minimum value covenant is set at 100% with a subsequent increase to 125% or 135% (depending on the facility) on October 1, 2018 and anytime thereafter and the market adjusted equity ratio is waived. We have also agreed that for the nine remaining newbuilding contracts where we have financing in the $425.0 million term loan facility, there will be a fixed draw down of $25.0 million per vessel subject to compliance with the minimum value covenant of 100% for the period. The margins on the loans are unchanged and average 2.3%, however, we will pay an increased margin of 4.25% for the deferred repayments under the loan facilities. We will resume repayment of each loan on October 1, 2018 based on the repayment model as if October 1, 2018 was April 1, 2016 regardless of any repayment made during the period in accordance with the cash sweep mechanism described below and without affecting the final maturity date.

A cash sweep mechanism will be put in place whereby we will pay down on the deferred repayment amount should our cash position improve. We will furnish our lenders at the end of each first and third quarter a calculation of free projected cash anticipated at September 30, 2018, or the Free Projected Cash. All Free Projected Cash above a threshold of $25 million will be used to repay the loans on the cash sweep repayment date, which is when the compliance certificates fall due. The first cash sweep repayment date will fall due at the end of the third quarter of 2016. The cash sweep that we will pay to each lender will be based on a percentage of the excess cash as calculated as per end of that half year period equal to:

•	the installments that had fallen due and payable under the agreements during that period had not such installments been suspended in accordance; over

•	all regular installments that had fallen due and payable under all existing credit facilities during that period had not such installments been suspended.
Existing credit facilities include the Loan Facilities and the $22 million senior secured term loan agreement made between Golden Opus Inc, and us as guarantor of 50% of the facility. Any repayments made under the cash sweep will be applied against balloon payments due on the loans. Due to the operation of the cash sweep mechanism, we will not be permitted to make any cash dividend payments without the prior approval of our lenders in the period to September 30, 2018.
The agreement with the lenders was subject to us raising $200 million in equity. We announced in February 2016 that we had successfully completed a private placement that raised $200 million in equity.

The impact of these loan amendments was to defer $113.9 million of loan repayments due in the period from April, 1 2016 to September 30, 2018 and to postpone repayments on future drawings on the delivery of newbuilding vessels and Golden Opus in this period.

Also in February 2016, we announced a private placement of 343,684,000 new shares, or the Private Placement Shares, at NOK 5.00 per share, generating gross proceeds of NOK 1.7 billion (approximately $200 million), thereby fulfilling the equity condition in our amended financing terms, as described above. Our existing unused authorized share capital was not sufficient to issue all the Private Placement Shares and an increase in our authorized share capital was subsequently approved. The Private Placement Shares are restricted shares in the U.S. and are subject to a six month holding period during which they cannot be traded in the U.S. As such, the Private Placement Shares were delivered and registered on a separate ISIN BMG396371145 and listed on the OSE only under a separate trading symbol "GOGL R". The conversion price on the $200 million convertible bond, or the Convertible Bond, was adjusted in accordance with clause 14.6 of the Bond Agreement from $19.93 to $17.63 per share effective from February 23, 2016 as a result of the private placement.

On February 22, 2016, our shareholders approved the increase of our authorized share capital to $6,000,000.00 divided into 600,000,000 common shares of $0.01 par value each.

In February 2016, we announced a subsequent offering, or the Subsequent Offering, of up to 34,368,400 new common shares for gross proceeds of up to NOK171,842,000 (approximately $20 million). Ultimately, 13,369,291 new common shares, or the Subsequent Offering Shares, were issued in connection with the Subsequent Offering for gross proceeds of NOK 66,846,455 (approximately $7.8 million). As with the Private Placement Shares, the Subsequent Offering Shares issued as part of the Subsequent Offering are restricted shares in the U.S. and were listed on the OSE only under a separate trading symbol "GOGL R", on March 18, 2016.

In February 2016, we and the lessor of the chartered-in vessel, Golden Hawk, agreed that the daily rate be reduced to $11,200 from $13,200 for two years from February 20, 2016. We also agreed that we will reimburse the lessor when the reduced daily rate exceeds the 6-T/C Baltic Exchange Supramax Index in any day during the two year period with the maximum reimbursed amount capped at $1.75 million and that on February 20, 2022 we will pay to the lessor the difference between the amount reimbursed and $1.75 million.

In February 2016, Golden Union Shipping Co S.A. equally transferred its 20% stake in Capesize Chartering to the remaining four joint venture partners (Bocimar International NV, C Transport Holding Ltd, Star Bulk Carrier Corp and the Company). Capesize Chartering was established in 2015 to provide chartering services in respect of the Capesize tonnage for all of the initial five dry bulk shipowning groups.

In March 2016, we agreed a delay in the delivery of two Capesize vessels from the original delivery dates in February and March 2016 to the end of October 2016.